                              OPPENHEIMER EMERGING GROWTH FUND
                              Supplement dated August 31, 2007
                         to the Prospectus dated February 28, 2007

This supplement amends the Prospectus dated February 28, 2007 and is in addition to the supplement dated June 5, 2007.

The Prospectus is revised by deleting the section titled "Advisory Fees" on page 13 in its entirety and replacing it with the following:

      Advisory Fees.  Under the Investment Advisory Agreement, the Fund pays the
      Manager an advisory fee, calculated on the daily net assets of the Fund, at an annual rate that declines on additional assets as the Fund grows:  0.90% of the first $200 million of average net assets of the Fund; 0.85% of the next $200 million; 0.80% of the next $200 million; and 0.75% of average annual net assets over $600 million.  The advisory fee paid by the Fund to the Manager for the fiscal year ended October 31, 2006 was 0.90% of average annual net assets for each class of shares.

      Effective September 1, 2007, the Manager has voluntarily agreed to waive a portion of the advisory fee so that the annual advisory fee rate will decline as follows: 0.75% of the first $200 million of average annual net assets of the
      Fund, 0.72% of the next $200 million, 0.69% of the next $200 million,  0.66% of the next $200 million, 0.60% of the next $700 million and 0.58% of average annual net assets over $1.5 billion. This voluntary waiver may be withdrawn by the Manager at any time.

      A discussion regarding the basis for the Boards' approval of the Fund's investment advisory agreement with the Manager is available in the Fund's
      Semi-Annual Report to shareholders for the fiscal year ended April 30, 2007.

August 31, 2007                                              PS0721.017